Exhibit 10.1

EXECUTION VERSION

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.,

GEBR. SCHMID GMBH,

PEGASUS TOPCO B.V.,

PEGASUS MERGERSUB CORP.,

AND

VALIDUS/STRATCAP, LLC

WARRANTY AGREEMENT

WARRANTY AGREEMENT

THIS WARRANTY AGREEMENT (this "Agreement"), dated as of April 29, 2024 (the "Effective Date"), is by and among (i) Pegasus Digital Mobility Acquisition Corp., a Cayman Islands exempted company ("Pegasus"), (ii) Gebr. Schmid GmbH, a German limited liability company (the "Company"), (iii) Pegasus TopCo B.V., a Dutch private limited liability company ("TopCo"), (iv) Pegasus MergerSub Corp., a Cayman Islands exempted company ("Merger Sub") Validus/StratCap, LLC (the "Guarantor") (collectively, the "Parties" and each, a "Party"). Capitalized terms used but not otherwise defined in this Agreement shall have respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Parties, expect the Guarantor, previously entered into a Business Combination Agreement, dated as of May 31, 2023 as amended by the first amendment to the Business Combination Agreement dated September 26, 2023 and the second amendment to the Business Combination Agreement dated January 26, 2024 (together, the "Business Combination Agreement").

WHEREAS, in Section 3.3 of the Business Combination Agreement, the Parties have agreed that

One Business Day prior to the Special Meeting and, in any event, not earlier than the time that the holders of Pegasus Class A Shares may no longer elect to redeem their Pegasus Class A Shares in accordance with the Pegasus Shareholder Redemption Right, Pegasus shall deliver to the Company and the Company Shareholders a statement (the "Pegasus Closing Statement") setting forth: (a) the aggregate amount of cash in the Trust Account (prior to giving effect to the Pegasus Shareholder Redemption Right), (b) the aggregate amount of all payments required to be made in connection with the Pegasus Shareholder Redemption Right, (c) the Available Closing Pegasus Cash resulting therefrom, (d) the Pegasus Transaction Expenses, (e) the number of Pegasus Shares to be outstanding as of immediately prior to the Effective Time after giving effect to the Pegasus Shareholder Redemption Right, and (f) the number of Pegasus Class A Shares that may be issued upon the exercise of all Pegasus Warrants issued and outstanding as of immediately prior to the Effective Time and the exercise prices therefor. From and after the delivery of the Company Closing Statement or the Pegasus Closing Statement, as the case may be, until the Closing Date, each of Company and Pegasus shall provide the other Parties and their Representatives with reasonable access to information reasonably requested by Pegasus or the Company or any of their respective Representatives in connection with the review of the Company Closing Statement or the Pegasus Closing Statement, as the case may be, (ii) consider in good faith any comments to the Company Closing Statement or the Pegasus Closing Statement, as the case may be, provided by any other Party at least two Business Days prior to the Closing Date and (iii) revise the Company Closing Statement or Pegasus Closing Statement as needed to reflect any reasonable comments and any other comments that, based on its good faith assessment, are warranted or appropriate and deliver such revised Company Closing Statement or Pegasus Closing Statement, as the case may be, to any other Party prior to the Closing Date reflecting any such changes.

WHEREAS, the Pegasus and the Guarantor intend to represent and warrant to the Company that certain circumstances, representations, warranties and undertakings are correct and are or will be brought about by Pegasus and that the Guarantor will procure this.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are acknowledged, on the terms and subject to the conditions set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

1.	Representations, Warranties and Undertakings

Business Combination Agreement

1.1	Pegasus undertakes to comply with the representations and warranties in particular as set out in clauses 6 and 8 of the Business Combination Agreement.

Trust Account

1.2	Pegasus and the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that the Available Closing Pegasus Cash resulting from the Trust Account is at least USD 16.3 million (in words: sixteen million three hundred thousand).

1.3	Provided that the Available Closing Pegasus Cash resulting from the Trust Account is less than USD 16.3 million (in words: sixteen million three hundred thousand), the Guarantor undertakes to provide to the Trust Account any amount in difference to USD 16.3 million (in words: sixteen million three hundred thousand).

1.4	The Guarantor undertakes to provide at least USD 6 million (in words: six million) to the Trust Account.

Transaction Costs

1.5	Pegasus and the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that Exhibit A includes a complete and true statement of all costs incurred in connection with the Transaction on the part of Pegasus or any party affiliated with Pegasus.

1.6	Pegasus and the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that (i) the costs incurred in connection with the Transaction as well as any Indebtedness on the part of Pegasus or any party affiliated with Pegasus will not exceed USD 4.65 million (in words: four million six hundred fifty thousand) and (ii) that costs are deferred in the amount of not more than USD 2.75 million (in words: two million seven hundred fifty thousand) the conditions of which are set out below.

1.7	Provided that the costs incurred in connection with the Transaction or any Indebtedness on the part of Pegasus or any party affiliated with Pegasus at the Closing in total exceed USD 7.4 million (in words: seven million four hundred thousand), the Guarantor undertakes to provide to the Trust Account any amount in excess of USD 7.4 million (in words: seven million four hundred thousand).

1.8	Pegasus and the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that, after the Closing, there will be no further costs incurred in connection with the Transaction on the part of Pegasus or any party affiliated with Pegasus, notwithstanding for the Company and any subsidiary of the Company (not even in the sense of deferred payments or similar).

1.9	As set out in Exhibit A, Pegasus and the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that costs incurred in connection with the Transaction totalling at least USD 2.75 million (in words: two million seven hundred fifty thousand)(the "Deferred Costs") are deferred by nine (9) months from the date of the Closing of the Transaction at a 9.5% p.a. interest rate – however, should the Company enter into a new loan agreement with a principal amount of more than EUR 10 million (the "New Loan") before the end of the nine (9) months period, the Company shall repay such costs promptly after having received such loan proceeds.

1.10	As set out in Exhibit A, the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that it will pay USD 2.35 million (in words: two million three hundred fifty thousand) (the "Bridge Loan") to the Company within 30 days of the Closing of the Transaction, such Bridge Loan having a maturity ending twelve (12) months after the Closing of the Transaction. The Bridge Loan will bear interest at a 9.5% p.a. interest rate – however, should the Company enter into the New Loan before the end of the twelve (12) months period, the Company shall repay such costs promptly after having received such loan proceeds.

Cap Table

1.11	Pegasus and the Guarantor hereby represent and warrant by a standalone guarantee promise (selbstständiges Garantieversprechen) that Exhibit B contains a fully diluted CAP table which reflects, inter alia, all Pegasus Ordinary Class A Shares, Pegasus Ordinary Class B Shares and Pegasus Public Warrants immediately preceding the Closing as well as all TopCo Shares and TopCo Warrants and the names of the shareholders and the shareholder structure following the Closing of the Transaction.

2.	Pegasus Waivers

Pegasus will procure that Stefan Berger, Sir Ralf Speth and F. Jeremey Mistry submit to the Company waivers of their respective retention fee in the amount of USD 0.5 million (in words: zero point five million).

3.	Amdendment of Warranty Transfer Agreement

In order to protect Christian Schmid and Anette Schmid, the shareholders of the Company (together, the "Transferees" and each a "Transferee") against further dilution in case of the issuance of new shares of TopCo to further investors following the listing of the shares of TopCo, Pegasus, TopCo, Merger Sub and Guarantor will procure that Pegasus Digital Mobility Sponsor LLC, a Cayman Islands limited liability company (the "Sponsor" or the "Trasnferor"), will agree to amend the Warrant Transfer Agreement between the Sponsor and the Transferess with the effect that the Transferor, subject to the conditions of the Warrant Transfer Agreement, will transfer at the Closing in total 4,000,000 Transfer Warrants instead of only 2,000,000 Transfer Warrants to the Transferees, thereof 2,000,000 Transfer Warrants to Christian Schmid and 2,000,000 Transfer Warrants to Anette Schmid. The additional 2,000,000 Transfer Warrants shall be transferred to Christian Schmid and Anette Schmid only when the Deferred Costs are paid by the Company.

4.	Miscellaneous

4.1	Except for (i) clause 12.16, (ii) if provided for differently in this Agreement and (iii) if in contradiction to this Agreement, clause 12 of the Business Combination Agreement is referenced.

4.2	This Agreement and all claims or causes of action based upon, arising out of, or related to this Agreement or the Transaction shall be governed by and construed in accordance with the Laws of the Germany without regard to the conflict of laws principles thereof. The exclusive place of jurisdiction for all disputes under or in connection with this Agreement is Stuttgart.

[Signature pages follow]

Signature Page of Warranty Agreement

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.

By:	/s/ F. Jeremey Mistry

Name:

Title:

Signature Page of Warranty Agreement

GEBR. SCHMID GMBH

By:	/s/ Christian Schmid

Name:	Christian Schmid

Title:	CEO

By:	/s/ Anette Schmid

Name:	Anette Schmid

Title:

Signature Page of Warranty Agreement

PEGASUS MERGERSUB CORP.

By:	/s/ Dr. Stefan Berger

Name:

Title:

Signature Page of Warranty Agreement

PEGASUS TOPCO B.V.

By:	/s/ Dr. Stefan Berger

Name:

Title:

Signature Page of Warranty Agreement

Validus/StratCap, LLC

By:	/s/ Jim Condon

Name:	Jim Condon

Title:	Managing Partner

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